EXECUTION VERSION INCREMENTAL ASSUMPTION AGREEMENT INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated as of November 21, 2019 relating to the Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS GLOBAL, INC. (“RBS Global”), REXNORD LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and CREDIT SUISSE AG, as Administrative Agent (in such capacity, the “Administrative Agent”). RECITALS: WHEREAS, the Borrowers have, by notice to the Administrative Agent dated as of November 14, 2019, delivered pursuant to Section 2.21(j) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested a Refinancing Term Loan in an aggregate principal amount of $725,000,000 (the “Term B Loan Refinancing”); WHEREAS, the Net Proceeds of the Term B Loan Refinancing will be used to repay in full the aggregate principal amount of the Term B Loans outstanding on the 2019 Term B Refinancing Effective Date (as defined below), together with accrued interest thereon, and break funding payments (if any) applicable thereto in accordance with Section 2.16 of the Credit Agreement (such amounts collectively, the “Term B Loan Repayment Amounts”); WHEREAS, the institution listed on Schedule I hereto (the “Refinancing Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Term B Loan Refinancing set forth opposite its name under the heading “Refinancing Term Loan Commitment” on Schedule I hereto (the “Refinancing Term Loan Commitment”); and WHEREAS, immediately after giving effect to the Term B Loan Refinancing the Borrowers, the Lenders party hereto (constituting all Lenders under the Credit Agreement) and the Administrative Agent agree to make further amendments to the Credit Agreement as set forth herein pursuant to Section 9.08(b) of the Credit Agreement. NOW, THEREFORE, the parties hereto therefore agree as follows: SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby. #92609711v8

SECTION 2. Term B Loan Refinancing. (a) Subject to the terms and conditions set forth herein, the Refinancing Term Lender agrees to make a Refinancing Term Loan to the Borrowers on the 2019 Term B Refinancing Effective Date in a principal amount not to exceed its Refinancing Term Loan Commitment. (b) The Administrative Agent hereby agrees in its reasonable discretion that the Notice attached hereto satisfies the notice requirement applicable to Refinancing Term Loans set forth in Section 2.21(j) of the Credit Agreement. (c) With effect from the 2019 Term B Refinancing Effective Date, the Refinancing Term Lender shall be a “Term B Lender” and the Refinancing Term Loan shall be a “Term B Loan”. SECTION 3. Term B Loan Refinancing Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Borrowers, the Refinancing Term Lender and the Administrative Agent hereby agree to amend the Credit Agreement pursuant to Sections 2.21 and 9.08(b) thereof as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order: “2019 Term B Incremental Assumption Agreement” means the Incremental Assumption Agreement dated as of November 21, 2019 among the Borrowers, Holdings, the other Loan Parties party thereto, the Revolving Facility Lenders party thereto, the Refinancing Term Lender party thereto and the Administrative Agent. “2019 Term B Refinancing Effective Date” means November 21, 2019. (b) The following definitions are hereby amended and restated in their entirety to read as follows: “Applicable Margin” shall mean for any day (i) with respect to any Term B Loan, 1.75% per annum in the case of any Eurocurrency Loan and 0.75% per annum in the case of any ABR Loan, (ii) with respect to any Initial Revolving Loan, as set forth pursuant to the Pricing Grid, and (iii) with respect to any Other Term Loan or Other Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement relating thereto. “Term B Loan Commitment” shall mean, with respect to each Term B Lender, the commitment of such Term B Lender to make Term B Loans hereunder as of the 2019 Term B Refinancing Effective Date. 2 #92609711v8

The aggregate amount of the Term B Loan Commitments as of the 2019 Term B Refinancing Effective Date is $725,000,000. “Term B Loans” shall mean (a) the term loans made by the Lenders to the Borrowers pursuant to Section 2(a) of the 2019 Term B Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrowers pursuant to Section 2.01(c). (c) Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Required Rating”. (d) Section 2.10(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (i) the Borrowers shall repay Term B Borrowings on the last day of each March, June, September and December of each year (commencing on the last day of the first full fiscal quarter of the Borrowers after the 2019 Term B Refinancing Effective Date) and on the applicable Term Facility Maturity Date or, if any such date is not a Business Day, on the next preceding Business Day (each such date being referred to as a “Term B Loan Installment Date”), in an aggregate principal amount of the Term B Loans equal to (A) in the case of quarterly payments due prior to the applicable Term Facility Maturity Date, an amount equal to 0.25% of the aggregate principal amount of Term B Loans outstanding immediately after the 2019 Term B Refinancing Effective Date, and (B) in the case of such payment due on the applicable Term Facility Maturity Date, an amount equal to the then unpaid principal amount of the Term B Loans outstanding. (e) Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase “2017 Refinancing Effective Date” in clause (d) and replacing it with the phrase “2019 Term B Refinancing Effective Date”. SECTION 4. Other Amendments. Subject to the terms and conditions set forth herein, the Borrowers, the Refinancing Term Lender, the Revolving Facility Lenders party hereto (together with the Refinancing Term Lender, such persons constituting all Lenders under the Credit Agreement) and the Administrative Agent agree to amend the Credit Agreement as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order: “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the LIBO Rate with a new benchmark rate for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the 3 #92609711v8

Administrative Agent and the Borrowers giving due consideration to (x) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable new benchmark rate by the relevant Governmental Authority or (y) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable new benchmark rate for U.S. Dollar-denominated syndicated credit facilities at such time. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. 4 #92609711v8

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). (b) The definition of “Permitted Business Acquisition” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all or substantially all the Equity Interests (other than directors’ qualifying shares) not previously held by the Borrowers and their Subsidiaries in, or merger, consolidation or amalgamation with, a person or division or line of business of a person (or any subsequent investment made in a person, division or line of business previously acquired in a Permitted Business Acquisition), if immediately after giving effect thereto: (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; (iii) with respect to any such acquisition or investment with cash consideration in excess of $50,000,000, the Borrowers shall be in Pro Forma Compliance after giving effect to such acquisition or investment and any related transaction; (iv) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness except for Indebtedness permitted by Section 6.01; (v) to the extent required by Section 5.10, any person acquired in such acquisition, if acquired by the Borrowers or a Domestic Subsidiary, shall be merged into the Borrowers or a Subsidiary Loan Party or become upon consummation of such acquisition a Subsidiary Loan Party; and (vi) the aggregate cash consideration in respect of such acquisitions and investments in assets that are not owned by the Borrowers or Subsidiary Loan Parties or in Equity Interests in persons that are not Subsidiary Loan Parties or do not become Subsidiary Loan Parties upon consummation of such acquisition shall not exceed the greater of (x) 7% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such acquisition for which financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b) and (y) $200,000,000, provided that clause (vi) shall not apply to any acquisition of a Foreign Subsidiary so long as the Borrowers comply with Section 5.10(e); provided, further, that the satisfaction of conditions set forth in clauses (i) and (iii) above may be tested, at the Borrowers’ election, upon the Borrowers’ entry into definitive documentation with respect to such acquisition or on the date a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target company is made in compliance with the United Kingdom City Code on Takeovers and Mergers. 5 #92609711v8

(c) Article I of the Credit Agreement is hereby amended to include the following Section 1.06, to follow immediately after Section 1.05 appearing therein: Section 1.06 LLC Division; Series Transactions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate person. Any division of a limited liability company shall constitute a separate person hereunder (and each division of any limited liability company that is a subsidiary, joint venture or any other like term shall also constitute such a person or entity). (d) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: Section 2.14 Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period (and the circumstances described in Section 2.14(b)(i) do not exist); or (ii) the Administrative Agent is advised by the Required Lenders or the Majority Lenders under the Revolving Facility of any Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or electronic means as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and such Borrowing shall be converted to or continued as on the last day of the Interest Period applicable thereto an ABR Borrowing, and (y) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing. 6 #92609711v8

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) of this Section 2.14 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a) of this Section 2.14 have not arisen but (w) the supervisor for the administrator of the LIBO Rate has made a public statement that the administrator of the LIBO Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Rate), (x) the administrator of the LIBO Rate has made a public statement identifying a specific date after which the LIBO Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBO Rate), (y) the supervisor for the administrator of the LIBO Rate has made a public statement identifying a specific date after which the LIBO Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrowers shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, including, without limitation, implementation of a Benchmark Replacement Adjustment (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 9.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 2.14(b) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 2.14(b), only to the extent the LIBO Rate for Dollars for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurocurrency Borrowing, such 7 #92609711v8

Borrowing shall be made as an ABR Borrowing. Notwithstanding anything contained herein to the contrary, if such alternate rate of interest as determined in this paragraph is determined to be less than 0% per annum, such rate shall be deemed to be 0% percent per annum for the purposes of this Agreement. (e) Article III of the Credit Agreement is hereby amended to include the following Section 3.27, to follow immediately after Section 3.26 appearing therein: Section 3.26 Beneficial Ownership Certification. As of the 2019 Term B Refinancing Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. (f) Section 4.01 of the Credit Agreement is hereby amended by adding the following paragraph at the end of such Section: Notwithstanding anything herein to the contrary, consistent with Section 2.21(c), the conditions precedent set forth under clauses (b) and (c) of this Section 4.01 shall not apply to the incurrence of Incremental Term Loan Commitments or Incremental Revolving Facility Commitments except to the extent such conditions precedent are required to be satisfied under the applicable Incremental Assumption Agreement. (g) Section 5.04 of the Credit Agreement is hereby amended deleting the “and” at the end of clause (g) thereof, replacing the “,” at the end of clause (h) thereof with “and” and by adding the following clause (i) immediately following clause (h) thereof: (i) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the USA PATRIOT Act, Beneficial Ownership Regulation or other applicable anti-money laundering laws. (h) Article VIII of the Credit Agreement is hereby amended to include the following Sections 8.16, to follow immediately after Section 8.15 appearing therein: Section 8.16 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: 8 #92609711v8

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or 9 #92609711v8 for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (i) Article IX of the Credit Agreement is hereby amended to include the following Sections 9.25, to follow immediately after Section 9.24 appearing therein: Section 9.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree, with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), that in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without 10 #92609711v8 limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 5. Representations of the Borrowers. The Borrowers represent and warrant that: (a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the 2019 Refinancing Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date); provided, that the representations contained in Section 3.19 of the Credit Agreement shall be true and correct on and as of the 2019 Refinancing Effective Date as if the references therein to the “Third Restatement Effective Date” were references to the “2019 Refinancing Effective Date” and any references therein to “Transactions” are deemed to include the Refinancings contemplated hereby; and (b) no Event of Default or Default was continuing on and as of the 2019 Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2019 Refinancing Effective Date. SECTION 6. Conditions. This Agreement shall become effective as of the first date (the “2019 Refinancing Effective Date”) when each of the following conditions shall have been satisfied: (a) the Administrative Agent shall have received from each Loan Party, the Refinancing Term Lender, the Revolving Facility Lenders (which, immediately following the effectiveness hereof, constitute the Required Lenders) and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; (b) the representations and warranties set forth in Section 5 above shall be true and correct as of the 2019 Refinancing Effective Date; (c) the Administrative Agent shall have received a certificate, dated the 2019 Refinancing Effective Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 5 above; (d) a Borrowing Request relating to the Refinancing Term Loans and a prepayment notice relating to the Term B Loan Repayment Amounts shall have been delivered in accordance with Section 2.10(d) of the Credit Agreement; 11 #92609711v8

(e) the Administrative Agent shall have received, on behalf of itself, the Revolving Facility Lenders, and the Refinancing Term Lender, a favorable written opinion from each of (i) Quarles & Brady LLP, special counsel for the Loan Parties and (ii) Morgan, Lewis & Bockius, LLP, New York counsel for the Loan Parties, in each case (A) dated as of the 2019 Refinancing Effective Date, (B) addressed to the Administrative Agent, the Refinancing Term Lender and the Revolving Facility Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request; (f) the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Third Amendment Effective Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Refinancing Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility and Term B Loans; (g) the payment of the Term B Loan Repayment Amounts by the Borrowers to the Administrative Agent for the accounts of the existing Term B Lenders shall occur substantially simultaneously with the Borrowing of such Refinancing Term Loans; (h) all reasonable and documented out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full; and (i) to the extent a Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), the Borrower shall have delivered, at least three (3) Business Days prior to the 2019 Refinancing Effective Date, to each Lender that so requests at least five (5) Business Days prior to the 2019 Refinancing Effective Date, a certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to such Borrower. SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. SECTION 8. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Refinancing Term Loans and loans and participations thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby. 12 #92609711v8

SECTION 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 10. Titles and Roles. With respect to this Agreement, each of the institutions listed below shall have the titles and roles set forth opposite its name. Institution Title(s) and Role(s) Credit Suisse Loan Funding LLC Lead-Left Arranger and Lead-Left Bookrunner BMO Capital Markets Corp. Joint Lead Arranger Citigroup Global Markets Inc. Joint Lead Arranger Deutsche Bank Securities Inc. Joint Lead Arranger Barclays Bank PLC Joint Bookrunner Mizuho Bank, Ltd. Joint Bookrunner UBS Securities LLC Joint Bookrunner SECTION 11. Miscellaneous. The provisions of Sections 9.02 (Survival of Agreement); 9.05 (Expenses; Indemnity); 9.11 (Waiver of Jury Trial); 9.15 (Jurisdiction; Consent to Service of Process) and 9.16 (Confidentiality) of the Credit Agreement as amended by this Agreement shall apply with like effect to this Agreement. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. [Signature Pages Follow] 13 #92609711v8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. CHASE ACQUISITION I, INC. RBS GLOBAL, INC. REXNORD LLC AMERICAN DRYER, LLC CAMBRIDGE INTERNATIONAL, INC. CENTA CORPORATION CLINE ACQUISITION CORP. GREEN TURTLE AMERICAS LTD. KRIKLES, INC. OEI, INC. OEP, INC. PRECISION GEAR LLC MERIT GEAR LLC PT COMPONENTS, INC. RBS ACQUISITION CORPORATION RBS CHINA HOLDINGS, L.L.C REXNORD INDUSTRIES, LLC REXNORD INTERNATIONAL INC. REXNORD-ZURN HOLDINGS, INC. THE FALK SERVICE CORPORATION WORLD DRYER CHINA, LLC WORLD DRYER CORPORATION ZURCO, INC. ZURN INDUSTRIES, LLC ZURN INTERNATIONAL, INC. ZURN PEX, INC. By: /s/ Patricia Whaley Name: Patricia Whaley Title: Vice President, General Counsel and Secretary [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent By: /s/ Judith E. Smith Name: Judith E. Smith Title: Authorized Signatory By: /s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Term Lender By: /s/ Judith E. Smith Name: Judith E. Smith Title: Authorized Signatory By: /s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Facility Lender By: /s/ Judith E. Smith Name: Judith E. Smith Title: Authorized Signatory By: /s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

DEUTSCHE BANK AG NEW YORK BRANCH, as Revolving Facility Lender By: /s/ Michael Strobel Name: Michael Strobel Title: Vice President By: /s/ Yumi Okabe Name: Yumi Okabe Title: Vice President [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

BMO HARRIS BANK N.A., as Revolving Facility Lender By: /s/ Anthony W. Bartell Name: Anthony W. Bartell Title: Senior Vice President and Director [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

CITIBANK, N.A., as Revolving Facility Lender By: /s/ Matthew S. Burke Name: Matthew S. Burke Title: Vice President [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

BARCLAYS BANK PLC, as Revolving Facility Lender By: /s/ Sean Duggan Name: Sean Duggan Title: Vice President [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

UBS AG, STAMFORD BRANCH, as Revolving Facility Lender By: /s/ Darlene Arias Name: Darlene Arias Title: Director By: /s/ Houssem Daly Name: Houssem Daly Title: Associate Director [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

MIZUHO BANK, LTD., as Revolving Facility Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Authorized Signatory [Signature Page to Incremental Assumption Agreement (2019)] #92609711v8

Schedule I REFINANCING TERM LOAN COMMITMENTS Refinancing Term Lender Refinancing Term Loan Commitment Credit Suisse AG, Cayman Islands Branch $725,000,000 Total $725,000,000 #92609711v8

EXHIBIT A NOTICE REQUESTING REFINANCING TERM LOAN Date: November 14, 2019 To: Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under that certain Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among Chase Acquisition I, Inc., RBS Global, Inc. (“RBS Global”), Rexnord LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time as lenders and agents, the Issuing Lenders party thereto from time to time and the Administrative Agent. Ladies and Gentlemen: Reference is made to the above-described Credit Agreement. Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. The Borrowers hereby request the following: (a) a Refinancing Term Loan in an amount set forth below to be made under the Credit Agreement on November 21, 2019 (the “Effective Date”). The Net Proceeds of such Refinancing Term Loan will be used to repay the entire outstanding amount of Term B Loans. Amount of Refinancing Term Loan being requested: $725,000,000 The Borrowers hereby further request that, from and after the Effective Date, the Refinancing Term Loan requested hereby be a Term B Loan for all purposes under the Credit Agreement. This Notice does not create an obligation on the part of the Borrowers to consummate the Refinancing Term Loan. [Signature page follows] #92609711v8

This Notice is issued pursuant to and is subject to the Credit Agreement and is executed as of the date set forth above. RBS GLOBAL, INC. REXNORD LLC By: /s/ Mark W. Peterson Name: Mark W. Peterson Title: Senior Vice President and Chief Financial Officer of each above- named entity [Signature Page to Notice Requesting Refinancing Term Loan]